UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2009

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 2, 2009  the Company executed a non-binding Letter of Intent (LOI) with Shenzhen Goch Investment Ltd to create joint ventures for the production and distribution of battery charging systems and electric vehicle infrastructure systems in China.  The LOI specifies:

a.
Two companies are to be formed:  one for the purpose of manufacturing battery charging and electric vehicle infrastructure systems for global sale and one company for pursuing the marketing and sale of the products within an exclusively designated territory.

b.	Completion of the Definitive Agreements within 30 days.
c.	Ecotality will grant a perpetual, non-assignable no royalty license to both companies with regard to their respective Branded Products within the specified exclusive territory
d.	Ecotality will own 20% of the manufacturing and 40 % of the distribution companies.
e.	Ecotality will have a Technology Consulting Agreement with the distribution company.
f.	The manufacturing company will be funded by Shenzhen Goch Investment Ltd in the amount of $10,000,000 and the distribution company in the amount of $5,000,000.
g.	Upon closing and Shenzhen Goch’s funding of the two joint venture companies, Ecotality will issue warrants to purchase 25,000,000 shares of its common stock at an exercise price of $.06 per share. An additional 30,544,430 warrants with an exercise price of $0.10 per share may be issued subject to Ecotality successfully purchasing products from the manufacturing company at a price 5% lower than the current projected costs, in the second half of 2010. A further 30,544,430 warrants with an exercise price of $0.15 per share may be issued subject to Ecotality purchasing products from the manufacturing company at a price 5% lower than the current projected cost during January-December 2011. The formula for specific issuance of the shares will be determined as part the Definitive Agreements to be completed with the next 30 days.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

And

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

To support ECOtality’s expansion and current working capital needs, the Company also received effective July 2, 2009 a direct investment of $2,5000,000 in 8% Secured Convertible Debentures due October 1, 2010, of which Shenzhen Goch Investment Ltd was issued $2,000,000 in debentures, Enable Growth Partners (current debenture holder) was issued $250,000 in debentures, and BridgePointe Master Fund (current debenture holder) was issued $250,000 in debentures. Details of the new financing, as well as the amendments to the Company’s November and December 2007 Original Issue Discount (OID) 8 % Senior Secured Convertible Debentures are discussed further in this current report.

 In November and December 2007, ECOtality issued Original Issue Discount 8% Senior Secured Convertible Debentures, dated November 6, 2007 (the “November 2007 Debenture”) (aggregate principal amount equal to $4,117,649) and Original Issue Discount 8% Secured Convertible Debentures, dated December 6, 2007 (the “December 2007 Debenture”) (aggregate principle amount equal to $1,764,707).  The November  and December 2007 Debentures were issued to make prudent acquisitions to transition ECOtality from a development stage to a revenue producing company with a diversified clean technology portfolio focused on electric vehicle and battery charging products.

The November and December 2007 Debentures are held by Enable Growth Partners LP (“EGP”), Enable Opportunity Partners LP (“EOP”), Pierce Diversified Strategy Master Fund LLC, Ena. (“Pierce”), and BridgePointe Master Fund Ltd (“BridgePointe”) (individually referred to as “Holder” and collectively as the “Holders”).

The November and December 2007 Debentures were designed for what was believed at the time to be very viable economic growth opportunities and the convertible features of the debentures were in-line with the market growth conditions of late 2007and early 2008.  However, due to the economic deterioration in 2008, the Company was forced to take necessary steps to defer principal and interest payments in a series of debenture waiver agreements, to with:

1.
On August 29, 2008 the Company signed an agreement with its November and December 2007 Debenture Holders to defer principal and interest payments for the period May 1 through December 31, 2008.  This agreement was to provide time to internally fund working capital requirements through organic growth and to obtain both short and long-term funding through equity financing and other capital sources.  The waiver period allotted by this agreement was proven insufficient given the deterioration of the Nation’s economic situation since signing.

2.
On March 5, 2009, the Company entered in to an agreement (with an effective date of January 1, 2009) to further restructure its equity with the Holders of the November and December 2007 Debentures.  To allow additional time necessary for the Company to achieve its working capital objectives in the current economic environment, the Company  requested the November and December 2007 Debenture Holders to further extend a waiver of debt service requirements.  In exchange for signing the Amendment to Debentures and Warrants, Agreement and Waiver which deferred interest payments due for the first quarter 2009 until May 1, 2009 and payment of monthly principal redemptions until May 1, 2009, the Company agreed to a number of adjustments to the November and December 2007 Debentures.

On May 15, 2009, despite the current tenuous economic environment, the financial opportunities specifically in the Stimulus projects related to electric transportation, were deemed material to the Company’s  future, thus the Company  and the November and December 2007 Debenture Holders entered into an agreement entitled “Amendment to Debentures and Warrants, Agreement and Waiver” (the “Agreement”) restructuring the Company’s  equity as well as establishing an inducement for additional working capital. The Agreement’s effective date was May 1, 2009.   The Agreement signed on May 15, 2009 provided for $2,000,000 in new capital as well as additional capital (up to $500,000) to be invested by the November and December 2007 Debenture Holders.
On July 2, 2009 the Company completed two amendments to the May 15, 2009 Amendment to Debentures and Warrants, Agreement and Waiver, and issued $2,500,000 in 8% Secured Convertible Debentures  all are important to the Company’s future and tie together the series of November and December 2007 Debenture documents that have been amended three times since the initial issuance of the debentures  in November and December 2007.  The transactions/agreements that have been consummated in addition to signing the non binding Letter of  Intent described above are:

1.	First Amendment to Amendment to Debentures and Warrants, Agreement and Waiver dated June 30, 2009. This amendment modifies the May 15, 2009 Amendment by:
a.	Increasing approval authority for specified transactions for the November and December 2007 and July 2009 Debenture Holders to 85% from 75% of outstanding principal amount.
b.	Clarifying whom has Board of Director member rights (BridgePointe Master Fund and Shenzhen Goch Investment Ltd)
c.	Clarifying the June 30, 2009 warrant true-up calculation, per the May 15, 2009 Amendment.
d.	Clarifying “triggering issuance” requirements for issuance of warrants to Shenzhen Goch Investment Ltd as a part of the LOI described in Item 1.01 above.
2.	Second Amendment to Amendment to Debentures and Warrants, Agreement and Waiver dated July 2, 2009. This amendment modifies the May 15, 2009 Amendment by:
a.	Clarifying the definition for what constitutes the November and December 2007 and July 2009 Debenture Holders fully diluted amounts of common stock and warrants.
b.	Clarifying amended and exchanged securities to include holding period requirements and documentation to complete the cashless exercise of the amended and restated warrants.

3.
July 2, 2009 issuance of $2,500,000 in 8% Secured Convertible Debentures (July 2009 Debentures) due October 1, 2010. The debentures have an exercise price or $0.06 per share of Ecotality common stock. Shenzhen Goch Investment Ltd was issued $2,000,000 of July 2009 Debentures, Enable Growth Partners (November and December 2007 Debenture holder) was issued $250,000 in July 2009 Debentures, and BridgePointe Master Fund (November and December 2007 Debenture holder) was issued $250,000 in July 2009 Debentures..  The July 2009 Debentures:

a.	Are consistent with the initial debentures issued in November and December 2007 except this series is secured, convertible rather than original issue discount debentures.
b.	Update the original Security Purchase Agreements, Securities Agreements, Registration Rights Agreements, Subsidiary Guarantees, and related disclosure schedules.
c.
Providefor issuance of warrants to Shenzhen Goch Investment Ltd for their capital investment and adjusting the warrants held by Enable and BridgePointe subject to the June 30, 2009 true up as defined in the May 15, 2009 Amendment.

d.	Restate the agreement to increase the number of the Company’s authorized common shares from 300,000,000 to 1,300,000,000.
e.
Restate the covenants established in the May 15, 2009 Amendment and the Karner “carve-out” should certain “Stimulus” contract targets not be achieved. In accordance with the terms of the May 15 Amendment, the Company and Karner agreed that if Karner continues to remain a full-time employee, and The Company (with Karner’s assistance) fail to secure executed Stimulus Contracts (as defined in the May 15 Amendment) having an aggregate total contract value of $20,000,000 or more during the period from May 15, 2009 through October 1, 2009, then The Company  must, on or prior to October 9, 2009, transfer ownership of all stock and assets of The Clarity Group, Inc. to Karner.

This report and the attached Amendments, Debentures, Agreements, Disclosure Schedules, and LOI contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this report and matters set in the company’s SEC filings. These risks and uncertainties could cause the Company’s actual results to differ materially from those indicated in these forward-looking schedules.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit
2	LOI-Joint Venture for Production and Distribution of Battery Charging Systems and Electric Vehicle Infrastructure Systems in China
10.1	Agreement and Waiver First Amendment to Amendment to Debentures and Warrants
10.2	Agreement and Waiver Second Amendment to Amendment to Debentures and Warrants
10.3	Security Purchase Agreement
10.4	Form of Convertible Debenture
10.5	Security Agreement
10.6	Registration Rights Agreement
10.7	Form of Warrant
10.8	Subsidiary Guarantee
10.9	Intercreditor Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Company)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	July 6, 2009
Jonathan R. Read

/s/ Harold Sciotto	Secretary	July 6, 2009
Harold Sciotto

/s/ Barry S. Baer	Chief Financial Officer	July 6, 2009
Barry S. Baer

INDEX TO FINANCIAL STATEMENTS